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                                                                    EXHIBIT 23.3


                        [PRATOR BETT, L.L.C. LETTERHEAD]


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


We hereby consent to the reference to our firm and to our report dated February 22, 2002, presenting estimated reserves and future revenue for the oil and gas properties of NEG Operating, LLC, in National Energy Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.



                                                /s/ DRAYTON PRATOR
                                                --------------------------------
                                                PRATOR BETT, L.L.C.



Houston, Texas

March 11,2002